EXHIBIT 99


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                     The Bank of New York Company, Inc.

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Cautionary Language

The forward looking statements presented today including, among other things, projections with respect to revenue and earnings growth and the Company's plans and objectives are subject to risks and uncertainties that could cause actual results to differ materially from the projections. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses, the level of capital market activity, inaccuracies in management projections or market forecasts, the actions that management could take in response to these changes and other factors described in the SEC filings referred to below.

For additional detailed information, we refer you to the discussions under the heading "Forward Looking Statements" in the Company's 1999 10-K and Third Quarter 2000 10-Q, both of which have been filed with the SEC.

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Technology for Global Markets


-Straight through processing
-Scalable
-Internet enabled

                          BNY is engineered today!

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Securities Transaction STP Rates

                         1997     1998     1999     2000E
                         ----     ----     ----     -----

-Cross Border            17.7     29.5     43.3      61.0
-U.S.                                                92.0

(Slide depicts arrow in an upward motion across years 1997 through 2000E indicating a 300% increase).

                        BNY:  Engineered for T + 1



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                   Scaled Technology for a Connected World

                         Global Custody Transactions
                                (millions)

                           1998     1999     2000E
                           ----     ----     -----

Total Volume               40.7     45.6      64.7

(Slide depicts arrow in an upward motion across years 1998 through 2000E indicating a 59% increased growth in transactions).

                                  Employees
                                 (thousands)

                           1998     1999     2000E
                           ----     ----     -----

BNY Operations Staff        1.3      1.3      1.4

(Slide depicts arrow in an upward motion across years 1998 through 2000E indicating a 40% increased growth in productivity).

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                             INFORM User Growth
                         Number of users in thousands


        1996     1997     1998     1999     2000E     2001E     2002E
        ----     ----     ----     ----     -----     -----     -----

         0.2      0.3      3.3      6.4      11.7      23.3      36.7

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                        Client Data Warehouse Growth
                        Database updates in millions


                     1999     2000E     2001E     2002E
                     -----    -----     -----     -----

                      0.3       4.9      17.2      49.1

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                      Securities Master Database Growth
                                (in millions)

Global tradable securities:

                 1997     1998     1999     2000E     2001E     2002E
                 ----     ----     ----     -----     -----     -----

                 0.15     0.50      1.7       2.8       3.5       5.0



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Cross-Sell Results - Corporate Clients


-Clients using multiple products:
  -1998:  80%
  -2000:  90%

-Average number of products used:
  -1996:  three  1998:  six  2000:  seven

-Top 10% of clients:
  -1998:  10 products  2000:  14 products

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Cross-Sell Results - Financial Companies


-Clients using multiple products:
  -1998:  90%  2000:  93%
-Average number of products used:
  -1996:  Three  1998:  six  2000:  eight
-Top 10% of clients:
  1998:  17 products  2000:  19 products

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Sustainable Revenue Growth

-Positive secular trends
-Focused strategy
-New business wins
-Accelerating outsourcing trend
-Attractive European growth prospects
-Engineering new products

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                         Global Payment Services Revenues

                                    $ millions

                             1999     2000E     2001E
                             ----     -----     -----

Revenue                       389       404       442
% Increase                      8%        4%        9%

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                         Private Client Services &
                            BNY Asset Management

                                   $ millions

                             1999     2000E     2001E
                             ----     -----     -----

Fees                          244       297       360
% Increase                     17%       22%       21%


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                         Financial Market Services

-RBS Trust benefits
-High market volumes and volatility
-2000 highlights:
    -20% increase in new accounts
    -Introduced e-solutions: iFX Manager

-Revenue growth 2001E: 15%+

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                         Retail Banking Fees

-Fee focused strategy
    - 1998 fees 22% of total revenue
    - 2001E fees 29% of total revenue
-Non-traditional fees drive growth
    - 43% growth 2000E
    - 30% growth 2001E

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                         Corporate Banking

-Global relationship management is key
-Emphasis on cross-selling core fee-based services
    - Positioned credit as tactical product
    - Providing liquidity
-BNY focuses on asset quality
    - Transforming risk profile
    - De-emphasized broad-based loan growth
    - Using all forms of risk management

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                         Proactive Risk Management

-Sold/Exited                 $ billions
                             ---------
      Credit Cards               4.0
      Asset Based Lending        4.0
      Non-Strategic Exposures    1.0

-Credit Only Relationships

                          1994      1999      2000
                          ----      ----      ----
                           45%       10%        8%

-Financial Service Companies

                          1994      1999      2000
                          ----      ----      ----
                           14%       24%       27%


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                         Loan Portfolio Mix

Industry                  1994      1999      2000
--------                  ----      ----      ----
Financial Companies        14%       24%       27%
Specialized Industries     24%       32%       29%
Private Banking             3%        5%        5%
                          ----      ----      ----
              Subtotal     41%       61%       61%

U.S. Corporate/Regional    17%       22%       20%
Retail/Leasing/Other       14%       17%       19%

Credit Card                23%        0%        0%
Asset Based Lending         5%        0%        0%
                          ----      ----      ----
                          100%      100%      100%
                          ====      ====      ====

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                          Risk Profile Improves

                                   1997        2000E
                                   ----        -----

         Non-Investment Grade       47%          40%
         Investment Grade           53%          60%

-  50% of non-investment grade is < 1 year in maturity
-  Avg. exposure size of non-investment grade is $8MM

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                      Domestic Financial Services Companies

- 89% investment grade
- 11% Non-investment grade
    - 69% matures in less than one year
    - 50%+ collateralized

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                         Media & Telecommunications

Ent/prog/mm              20%
Publishing               14%
Cable                    14%
Wireline excl clec       14%
Wireless                 14%
Broadcasting             10%
Clec                      4%
Cinema                    3%
All other                 7%

                         Well diversified portfolio


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                         Media & Telecommunications

-50% investment grade
    - 50%+ matures less than one year
-50% non-investment grade
    - 40% matures less than one year
    - 70% collateralized

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                         Corporate Banking
                            Loan Growth

                        2000E      2001E
                        -----      -----
       Growth Rate       (4%)         4%

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                         Securities Servicing Market Leadership

     Market                                      Sustainable Growth
      Rank          Product                          2001-2004
     ------         -------                      -------------------

       1            International Custody               25%+
       2            Mutual Funds                        20%+
       1            Securities Clearance                20%+
       1            Depositary Receipts                 15%+
       1            Corporate Trust                     15%+
       2            Unit Investment Trust               15%+
       2            Securities Lending                  10%+
       2            Domestic Custody                    10%+
       3            Stock Transfer                      10%+
                                                        ----
                                               Overall  15%+

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                         Securities Servicing Fee Revenues

$ millions                         `99%             `00E%             `01E%
                           `99    Change    `00E    Change    `01E    Change
                           ---    ------    ----    ------    ----    ------

ADRs
Corporate Trust
Stock Transfer          $  503      19%   $  647     29%    $  775+     20%+

International Custody
Domestic Custody
Securities Lending         436      29%      635     46%       740+     17%+

Mutual Funds
Securities Clearance
UIT                        306      28%      368     20%       445+     21%+

Total Fee Revenue       $1,245      24%   $1,650     33%    $1,960+     19%+



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                         Earnings Contribution

                                 Percent

                                   1995     1998     1999    2000E    2001E
                                   ----     ----     ----    -----    -----

Securities Serv. & Global Paymts.    22       37       42       46       48
BNY Asset Mgmt. & Private Client      5        9        9        9        9
                                    ---      ---      ---      ---      ---
Fiduciary/Securities Servicing       27       46       51       55       57
                                    ===      ===      ===      ===      ===

Corporate Banking                    20       23       21       19       18
Retail Banking                       15       12       12       12       12
Financial Market Services            13       11       12       14       13
Asset Based Lending                   7        8        4        -        -
Credit Card                          18        -        -        -        -
                                    ---      ---      ---      ---      ---
                                    100      100      100      100      100
                                    ===      ===      ===      ===      ===

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                         Non-U.S. Revenues

                     1995      1999      2000
                     ----      ----      ----
Non-U.S.              12%       25%       32%
U.S.                  88%       75%       68%

                         Continued Global Expansion

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                         Non-Interest Income
                            % of Revenues

         1995     1998     1999*    2000E    2001E
         ----     ----     -----    -----    -----
          41%      58%       61%      63%      65%

* Excludes gain on sale of BNY Financial and liquidity charge

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                         Quality of Revenue

                         Non-Interest Income
                               Percent

                                  1995     1998     1999     2000E    2001E
                                  ----     ----     ----     -----    -----
Securities Serv. & Global Paymts.  42       55       59        61       62
BNY Asset Mgmt. & Priv. Clients     9        9        9         9       10
                                  ---      ---      ---       ---      ---
Fiduciary / Securities Servicing   51       64       68        70       72

Service Charges                    30       14       13        12       11
Foreign Exchange & Other Trading    4        8        7         9        9
Other                              15       14       12         9        8
                                  ---      ---      ---       ---      ---
                                  100      100      100       100      100
                                  ===      ===      ===       ===      ===

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                         Quality of Revenues

                         Net Interest Income
                               Percent

                                   1998     1999    2000E    2001E
                                   ----     ----    -----    -----
Corporate Banking                    41       36       31       29
Fiduciary / Sec. Servicing           24       28       35       37
Retail Banking                       29       28       27       27
Other                                 6        8        7        7
                                    ---      ---      ---      ---
                                    100      100      100      100

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                         Quality of Revenues

-Growing
-Diversified
-Sustainable
-Increasing quality

           Expanding P/E Multiple (depicted inside an upward arrow)

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                         Key Capital Ratios

                         1999      2000E     2001E
                         ----      -----     -----
     Tier 1               7.5        8.1       7.8
     Total               11.7       12.2      11.8
     TCE                  4.8        5.5       5.5
     Leverage             7.2        7.1       6.9

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                         Tier 1 Capital Sources & Uses

                                                       $ millions

         Earnings projection: Yr. 2001*                   $1,620
         Plus:       Emp. Purch./GW Amort.                   385
                                                          -------
                                                           2,005

         Less:       Dividends                              (535)
                     Acquisitions                           (400)
                     Other                                  (270)
                                                          -------
         Capital available for further acquisitions/
         stock buyback                                    $  800
                                                          =======

* Based on Yr. 2001 First Call estimates


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                         2000 Acquisitions

                                   New         New
                                Customers    Products
                                ---------    --------

Corporate Trust
---------------
Harris Trust & Savings Bank         X
Sakura Trust Company                X
Dai-Ichi Kangyo Bank of CA          X
Bank of Montreal (Canada)           X

Execution/Clearing Services
----------------------------
SG Cowen Securities Corp            X
Schroder & Co.                      X            X
BHF Securities Corp                 X            X
GENA                                X

Private Client Services
-----------------------
Ivy Asset Management Corp           X            X
Bank of America Advisory Custody    X

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                         Acquisitions Will Continue

-Significant consolidation opportunities
-Build execution and clearing capabilities
    - BNY ESI
    - BNY Clearing
-Expand private client services capabilities
    - Complementary products
    - Asset managers

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                         BNY Technology Investment
                                  millions

                  1996          290
                  1997          308
                  1998          360
                  1999          400
                  2000E         495
                  2001E         595
-CAGR 16%

                  Accelerating investment for competitive advantage

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Positive Operating Leverage

-Distinguishing characteristics of BNY
-Balance current investment spending with tangible future benefits -Objective is to manage core spread to exceed 200 basis points


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                         First Call Consensus

                         4th Qtr.    2000YE    2001YE
                         ------     ------    ------
            EPS           $.50      $1.93     $2.17

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                         Credit Quality Peer Comparison

                               Third Quarter 2000

                                              Loan             Loan
                NPA's        Net C/O's    Loss Reserve     Loss Reserve
               as % of        as % of        as % of          as % of
              Loans & OREO   Avg. Loans       NPL's         Total Loans
              ------------   ----------   -------------   --------------

BK                .45           .19             378%            1.65

Peer Group
 Avg.             .86           .55             207%            1.65

BK Rank (of 25)     5             5               5                6

               Reserves and change-off experience strong vs. peers

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                         Earnings Growth Absorbs Rising Costs

                         EPS          Provision
                         ---          ---------
          1998
          ----
          1Q            0.36                  5
          2Q            0.38                  5
          3Q            0.39                  5
          4Q            0.40                  5

          1999
          ----
          1Q            0.41                 15
          2Q            0.42                 15
          3Q            0.42                 15
          4Q            0.44                 15

          2000
          ----
          1Q            0.46                 20
          2Q            0.48                 25
          3Q            0.49                 25

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                                   Summary

-Sustainable revenue growth
-High earnings quality
-Proactive risk management
-Technology leadership

                     Enabling the global capital markets


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                         Financial Goals 2001-2004

                         Target               Goal
                         ------               -----

                    Return on Equity          25%+
                    Return on Assets           2%
                    Efficiency Ratio          48%
                    EPS Growth Rate     12 to 14%

====================================(END)=====================================